Exhibit 10.3

                                    AGREEMENT


         AGREEMENT dated this 24th day of January 2005, by and between ABC Funding, , Inc. (hereinafter "ABC"), a Nevada Corporation, with offices located at 9160 South 300 West, Sandy, Utah 84070 and Harold Barson, President of ABC.

         WHEREAS, ABC has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the "SEC") on Form SB-2 and has filed an Exhibit 10.2 to such Registration Statement regarding methods of payment of offering expenses; and

         WHEREAS, such Registration Statement includes in the "Management's Discussion and Analysis or Plan of Operation" section, a specific discussion of ABC's cash requirements for the next twelve (12) months (exclusive of offering expenses) and its specific viable plans to meet such requirements.

         NOW, THEREFORE, it is herewith agreed as follows:

         The undersigned, as President of ABC herewith agrees to defer ABC compensation otherwise payable to him so as to permit ABC to remain viable and further agrees to loan ABC amounts necessary to meet ABC's expenses if sufficient revenues are not generated therefore to the extent that gross profits are insufficient to pay ABC's costs and expenses. If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when ABC has the financial resources to do so.

         The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement in the "Management's Discussion and Analysis or Plan of Operation" section.


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         The above constitutes the entire Agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 24th day of January 2005.


ABC FUNDING, INC.


/s/
By: ________________________________
         Harold Barson, President

/s/
By: _________________________________
         Harold Barson , Individually